UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2017 (August 17, 2017)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

(423) 434-8310

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 17, 2017, pursuant to the previously disclosed Purchase Agreement, dated as of July 10, 2017 (the “Purchase Agreement”), by and between NN, Inc. (the “Company”) and TSUBAKI NAKASHIMA Co., Ltd., a Japanese joint stock company (the “Purchaser”), the Company completed its sale of the Company’s global precision bearing components business (the “PBC Business”). Pursuant to the terms of the Purchase Agreement, the Purchase Price (as defined in the Purchase Agreement) for the PBC Business was approximately $387.6 million, which was paid by the Purchaser in cash.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the Purchase Agreement, which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 10, 2017 with the Securities and Exchange Commission and is incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the sale of the PBC Business is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 17, 2017, the Company issued a press release announcing the completion of the transaction contemplated by the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information, including the press release attached hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the sale of the PBC Business are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The attachments include an unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2017, an unaudited pro forma condensed consolidated statement of operations of the Company for the six months ended June 30, 2017 and unaudited pro forma condensed consolidated statements of operations of the Company for each of the fiscal years ended December 31, 2016, 2015 and 2014, and present the Company’s financial condition and results of operations as if the sale of the PBC Business had occurred on June 30, 2017 for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2014 for the unaudited pro forma condensed consolidated statements of operations.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

99.2	Press Release issued by NN, Inc., dated August 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: August 23, 2017	By:	/s/ Matthew S. Heiter
Matthew S. Heiter
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

99.2	Press Release issued by NN, Inc., dated August 17, 2017